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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): September 5, 2000


                                 OMI CORPORATION
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             (Exact name of registrant as specified in its charter)

    THE MARSHALL ISLANDS                001-14135                52-2098714
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



                                ONE STATION PLACE
                               STAMFORD, CT 06902
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              (Address and zip code of principal executive offices)

                                 (203) 602-6700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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Item 5.       Other Events.

         On September 5, 2000, OMI Corporation issued a press release announcing its acceptance of an offer by a group of banks led by Christiania Bank og Kreditkasse to refinance OMI Corporation's existing indebtedness and finance two newbuildings. OMI also announced the appointment of Kathleen C. Haines as Chief Financial Officer and Treasurer of OMI Corporation. The full text of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits

         99.1     Press release of OMI Corporation dated September 5, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 15, 2000


                                 OMI CORPORATION



                                 By: /s/ Craig H. Stevenson, Jr.
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                                    Name:  Craig H. Stevenson, Jr.
                                    Title: Chief Executive Officer and President